Exhibit 4.1

        [LOGO]

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK OR IN CLEVELAND, OHIO	Established Under the Laws of the State of Delaware	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 00739W 10 7

          This Certifies that:

          Is the owner of:

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.01 PER SHARE, OF

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

Transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:
	/s/ JOHN T. EGELAND PRESIDENT		COUNTERSIGNED AND REGISTERED:
NATIONAL CITY BANK (Cleveland, Ohio)
TRANSFER AGENT AND REGISTRAR
BY
	/s/ LEIGH ANNA HOLLIS	[SEAL]	AUTHORIZED SIGNATURE
SECRETARY

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-		Custodian		UNIF TRAN MIN ACT-		Custodian
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors				under Uniform Transfers to Minors
		survivorship and not as tenants in common		Act	(State)			Act	(State)

Additional abbreviations may also be used though not included in the above list.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint as Attorney,
to transfer the said shares on the books of the within named Company with full power of substitution.

Dated
Signature
Signature
	NOTICE:	THIS SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.